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                                                                    EXHIBIT 23.6
                                                                    ------------

                 CONSENT OF McDONALD & COMPANY SECURITIES, INC.


          We hereby consent to the use in the Joint Proxy Statement/Prospectus constituting part of this Registration Statement on Form S-4 of our fairness opinion dated May 11, 1998. Our consent should not be construed as an admission that this firm is a person from whom a consent is required under Section 7 of the Securities Act of 1933, as amended.


/s/ McDONALD & COMPANY SECURITIES, INC.

Chicago, Illinois
May 11, 1998